Shareholders’ Equity	6 Months Ended
Jun. 30, 2023
Shareholders’ Equity [Abstract]
SHAREHOLDERS’ EQUITY
19.	SHAREHOLDERS’ EQUITY

On January 31, 2023, the Company completed a 1 for 40 share consolidation of its authorized and issued ordinary shares whereby every forty shares were consolidated into one share. In addition, the par value of each ordinary share increased from $0.003 to $0.12. Immediately following the completion of the share consolidation, the Company increased its authorized ordinary shares from 7,500,000 ordinary shares to 300,000,000 ordinary shares.

On February 17, 2023, a total of 2,339 fractional shares were canceled as a result of the share consolidation.

In connection with the restricted ordinary shares issued on June 16, 2022 as a deposit to acquire 100% of the equity interests in seven Kewei Group companies, such acquisition was terminated on September 13, 2022 (Note 22) and on February 13, a total of 243,000 shares were returned and cancelled.

In connection with an asset purchase agreement entered between the Company and Shenzhen Kewei Robot Technology Co., Limited (“Shenzhen Kewei”) on December 21, 2022 to purchase certain of Shenzhen Kewei’s robot-related business assets in China (Note 1), on March 1, 2023, a total of 262,500 restricted ordinary shares were issued to the shareholders of Shenzhen Kewei.

In connection with the conversion of the convertible note with Streeterville Capital, LLC (“CVP”) (Note 15), the Company issued 172,000 restricted ordinary shares to CVP on April 19, 2023.

A total of 128,901 warrants were exercised during the six months ended June 30, 2023. No warrants were exercised subsequently from July 1, 2023 to the date of this filing. As of June 30, 2023, we have an aggregate of 2,013,759 warrants issued and outstanding. On March 8, 2023, the Company issued a Notice regarding Adjustment of Exercise Price (for Public Warrants) after share consolidation to the Company’s public warrant holders. As a result of the share consolidation, the exercise price under the public warrant was proportionately increased from $0.16 to $6.40, the exercise price under the private warrant was proportionately increased from $0.18 to $7.20. If any holder exercises one warrant, one-40th (1/40) ordinary share will be received in cash (by Cash in Lieu), holders must exercise at least 40 warrants to receive 1 ordinary share.

On May 5, 2023, the Company completed an underwritten public offering (“CMPO 1”) to issue 1,720,430 ordinary shares and an additional 258,064 ordinary shares for the exercise of an over-allotment option at the time of the closing at a public offering price of $4.65 per share for aggregate gross proceeds of approximately $9.2 million. On May 12, 2023, the Company completed another underwritten public offering (“CMPO 2”) to issue 2,580,600 ordinary shares and an additional 387,090 ordinary shares for the exercise of an over-allotment option at the time of the closing at a public offering price of $4.65 per share for aggregate gross proceeds of approximately $13.8 million.